UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2004

COMMONWEALTH ENERGY CORPORATION

(Exact Name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	000-33069 (Commission File Number)	33-0769555 (IRS Employer Identification No.)

15901 Red Hill Avenue, Suite 100 Tustin, California (Address of principal executive offices)	92780 (Zip Code)

Registrant’s telephone number, including area code: (714) 258-0470

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURES
EXHIBIT 99.1

Item 7. Exhibits.

     (c) Exhibits

Exhibit No.	Description
99.1	Press Release dated June 3, 2004.

Item 9. Regulation FD Disclosure.

     Commonwealth Energy Corporation (“Commonwealth”) wishes to disclose for Regulation FD purposes a press release issued by Commonwealth on June 3, 2004, the full text of which is set forth in Exhibit 99.1, which is incorporated by reference into this report.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMONWEALTH ENERGY CORPORATION, a California corporation
Date: June 3, 2004	By:	/s/ RICHARD L. BOUGHRUM
Richard L. Boughrum
Chief Financial Officer